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                                                               EXHIBIT 10.13 (a)

          FIRST AMENDMENT TO OCCIDENTAL ASSET CONTRIBUTION AGREEMENT
          ----------------------------------------------------------

     This First Amendment to Occidental Asset Contribution Agreement (this "First Amendment"), dated as of September 30, 2001, is entered into by and among Occidental Petrochem Partner 1, Inc., a Delaware corporation, Occidental Petrochem Partner 2, Inc., a Delaware corporation, PDG Chemical Inc., a Delaware corporation, Occidental Petrochem Partner GP, Inc., a Delaware corporation ("New GP"; collectively, with the other preceding entities the "Oxy Partners"), and Equistar Chemicals, LP, a Delaware limited partnership (the "Partnership").

                                   RECITALS:
                                   --------

     A. Certain of the Oxy Partners and the Partnership were among the parties to that certain Agreement and Plan of Merger and Asset Contribution, dated as of May 15, 1998, (the "Asset Contribution Agreement"), together with Oxy Petrochemicals Inc., a Delaware corporation ("OPI"), also an affiliate of Occidental Petroleum Corporation ("Occidental"). Pursuant to the terms of the Asset Contribution Agreement, OPI merged into the Partnership on the Closing Date and ceased to exist thereafter.

     B. Concurrently with the execution and delivery of the Asset Contribution Agreement, certain affiliates of Occidental, Lyondell Chemical Company ("Lyondell") and Millennium Petrochemicals Inc. ("Millennium") entered into that certain Amended and Restated Partnership Agreement of Equistar Chemicals, LP dated May 15, 1998 (the "Partnership Agreement"). Subsequently, the partners of the Partnership agreed to enter into that certain First Amendment to Amended and Restated Limited Partnership Agreement of Equistar Chemicals, LP, dated as of June 30, 1998 (the "Amendment"), to the Partnership Agreement. Pursuant to the Amendment, Occidental effected a reorganization of its interests in the Partnership, including, among other things, a transfer of the remaining GP interest of PDG to New GP, which is a successor to PDG and any interest of PDG in and to the Partnership.

     C. Recently, the Oxy Partners and the Partnership (collectively, the "Parties" and each individually, a "Party") have agreed to certain amendments clarifying the treatment of, and procedures pertaining to the management of, certain claims that may arise under the Asset Contribution Agreement. Simultaneously, and as an integral part of the resolution of the matters referenced herein, (i) the Partnership and certain affiliates of Millennium have agreed to settle certain claims and make certain amendments pursuant to that certain Second Amendment to Millennium Asset Contribution Agreement dated as of September 30, 2001 (the "Millennium Second Amendment") and (ii) the Partnership and certain affiliates of Lyondell have agreed to settle certain claims and make certain amendments pursuant to that certain Second Amendment to Lyondell Asset Contribution Agreement dated as of September 30, 2001 (the "Lyondell Second Amendment").

     D. Accordingly, the Parties desire to amend the Asset Contribution Agreement on the terms set forth herein. Capitalized terms used and not otherwise defined herein shall have the

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meanings given such terms in the Asset Contribution Agreement. All section references in this First Amendment are intended to refer to provisions contained in the Asset Contribution Agreement.

     NOW THEREFORE, in consideration of the premises and of the mutual covenants of the Parties hereto, it is hereby agreed that the Asset Contribution Agreement is hereby amended as follows:

     Section 1.     Assumption of Liabilities.
                    -------------------------

     (a)  Section 2.5(a)(vi) is hereby amended and restated as follows:

          (vi) Third Party Claims (including De Minimis Claims) that are related to Pre-Closing Contingent Liabilities and that are first asserted seven years or more after the Closing Date.

     (b) The word "and" is hereby deleted from the end of Section 2.5(a)(x) and added to the end of Section 2.5(a)(xi).

     (c)  A new Section 2.5(a)(xii) is hereby added as follows:

          (xii) Pre-Closing Contingent Liabilities that do not involve a Third Party Claim and De Minimis Claims first asserted against the Partnership (and not the Contributor) within seven years after the Closing Date.

     Section 2.     Excluded Liabilities.  Section 2.6(i) is hereby amended and
                    --------------------
restated as follows:

          (i) Any Pre-Closing Contingent Liability that is not an Assumed Liability, including any De Minimis Claim that is first asserted against Contributor and the Partnership, jointly, within seven years after the Closing Date.

     Section 3.     Lowest Cost Response.  The definition of "Lowest Cost
                    --------------------
Response" is hereby amended to delete the phrase "Chemical Substances" in the first sentence and replace it with the word "condition."

     Section 4.     Effectiveness of this First Amendment.  This First Amendment
                    -------------------------------------
shall be effective from and after the date hereof, except as expressly provided with respect to certain disputes described in the Millennium Second Amendment; provided, however, that the execution and delivery of the Millennium Second Amendment and the Lyondell Second Amendment shall be conditions to the effectiveness of this First Amendment. Except as expressly amended by this First Amendment, all of the terms and provisions of the Asset Contribution Agreement shall remain in full force and effect among the Parties from and after the date hereof.

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     Section 5.  Counterparts.  This First Amendment may be executed in any
                 ------------
number of counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same instrument.

     Section 6.  APPLICABLE LAW.  THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND
                 --------------
CONTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE EXCLUDING CONFLICTS OF LAW PRINCIPLES OF SUCH JURISDICTION, EXCEPT TO THE EXTENT SUCH MATTERS ARE MANDATORILY SUBJECT TO THE LAWS OF ANOTHER JURISDICTION PURSUANT TO THE LAWS OF SUCH OTHER JURISDICTION.



                 [Remainder of Page Intentionally Left Blank]

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     IN WITNESS WHEREOF, the Parties have executed and delivered this First
Amendment as of the date first above written.



                              OCCIDENTAL PETROCHEM PARTNER 1, INC.,
                              a Delaware corporation


                              By: /s/ Linda S. Peterson
                                 ---------------------------------------
                              Name: Linda S. Peterson
                              Title: Vice President and Secretary


                              OCCIDENTAL PETROCHEM PARTNER 2, INC.,
                              a Delaware corporation



                              By: /s/ Linda S. Peterson
                                 ---------------------------------------
                              Name: Linda S. Peterson
                              Title: Vice President and Secretary


                              OCCIDENTAL PETROCHEM PARTNER GP, INC.,
                              a Delaware corporation



                              By: /s/ Linda S. Peterson
                                 ---------------------------------------
                              Name: Linda S. Peterson
                              Title: Vice President and Assistant Secretary


                              PDG CHEMICAL INC.,
                              a Delaware corporation



                              By: /s/ Linda S. Peterson
                                 ---------------------------------------
                              Name: Linda S. Peterson
                              Title: Vice President and Assistant Secretary

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                              EQUISTAR CHEMICALS, LP,
                              a Delaware limited partnership



                              By: /s/ Eugene R. Allspach
                                 ------------------------------------------
                              Name: Eugene R. Allspach
                              Title: President & Chief Operating Officer



[Signature Page to First Amendment To Occidental Asset Contribution Agreement]

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